Exhibit 10.34

Langer, Inc.

450 Commack Road

Deer Park, New York 11729

November 12, 2004

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement and Extension Letter — Fifth Amendment

Dear Mr. Meyers:

                We refer to (i) that certain letter agreement dated January 30, 2004, between Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”) and you (the “Extension Letter”), which amends that certain Executive Employment Agreement dated as of February 13, 2001 (the “Agreement,” which term, when used herein, includes such agreement as amended by the Amended Extension Letter and by the provisions of this letter (this letter being referred to as the “Fifth Amendment”)), between you and the Company, (ii) that certain letter agreement dated on or about May 28, 2004 (the “Second Amendment,”) which amended the Extension Letter, (iii) that certain letter agreement dated on or about August 31, 2004 (the “Third Amendment”), which further amended the Extension Letter, and (iv)  that certain letter agreement dated on or about October 28, 2004 (the “Fourth Amendment”), which further amended the Extension Letter (as so amended, the “Amended Extension Letter,” which term includes the Amended Extension Letter as amended herein).

                1.             The Amended Extension Letter is hereby further amended as follows:  the number “thirty (30)” in the Amended Extension Letter (as provided by the Fourth Amendment) is changed to “ninety (90)”.

                2.             The Executive (as such term is defined in the Agreement) and the Company hereby agree to an Additional Term (as such term is defined in the Agreement) which shall commence on January 1, 2005, and shall expire on December 31, 2005, subject to earlier termination in accordance with the Agreement.

                3.             The Executive and the Company hereby agree that the option to purchase 175,000 shares of the Company’s Common Stock (the “Option”) is fully vested, and the second sentence of Section 6(b) of the Agreement is hereby deleted effective as of January 1, 2005.

                4.             Notwithstanding any contrary provision in the Agreement or in the stock option agreement or other documents and instruments establishing or evidencing the Option, the Option shall be exercisable so long as the Executive is employed by the Company, and for a period of one year following termination of his employment.

                5.             The Executive and the Company hereby agree that notwithstanding any contrary or inconsistent provision of the Agreement, the Company may designate a chief operating officer or other similar officer who shall have full responsibility for all operations of the business of the Company, and such officer or officers may be authorized to report directly to the Executive and the Board of Directors or the Chairman of the Board of Directors of the Company.  The Executive hereby agrees that the foregoing provision shall not constitute a “Good Reason” as defined in Section 5(c)(ii) of the Agreement or otherwise constitute a violation of the Agreement by the Company.

6.             The Executive and the Company hereby agree to add a new Section 13 to the Agreement, which reads in its entirety as follows:

                “13.         Lock-up Agreement.  (a)  The Executive will not, without the prior written consent of the Board of Directors of Langer, directly or indirectly, make any offer, sale, assignment, transfer, pledge, hypothecation or other encumbrance, contract to sell, grant of an option to purchase or sell, or other disposition of, or enter into any transaction or device designed to, or which could reasonably be expected to result in the disposition by any person at any time in the future of, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned by the Executive or hereafter acquired) (all such securities, the “Executive’s Securities”) until August 1, 2005.

                                (b)           The Executive will not, without the prior written consent of the Board of Directors of Langer, directly or indirectly, make any offer, sale, assignment, transfer, pledge, hypothecation or other encumbrance, contract to sell, grant of an option to purchase or sell, or other disposition of, or enter into any transaction or device designed to, or which could reasonably be expected to result in the disposition by any person at any time in the future of, 90% of the Executive’s Securities until the first day following the filing with the Securities and Exchange Commission of Langer’s Annual Report on Form 10-K for the year ending December 31, 2005.

                                (c)           The Executive will not, without the prior written consent of the Board of Directors of Langer, directly or indirectly, make any offer, sale, assignment, transfer, pledge, hypothecation or other encumbrance, contract to sell, grant of an option to purchase or sell, or other disposition of, or enter into any transaction or device designed to, or which could reasonably be expected to result in the disposition by any person at any time in the future of, 50% of the Executive’s Securities until the first day following the filing with the Securities and Exchange Commission of Langer’s Annual Report on Form 10-K for the year ending December 31, 2006.

                                (d)           Upon the consummation of any sale of shares of Common Stock in the open market by Langer Partners, LLC (“Langer Partners”), Langer Partners shall provide written notice (the “Partners Notice”) to the Executive of such sale and the percentage represented by the number of shares of Common Stock sold by Langer Partners in such sale as compared to the total number of shares of Common Stock owned by Langer Partners immediately prior to such sale (the “Partners Percentage”).  Notwithstanding the provisions of paragraphs (a) through (c) above, if, within 14 days after the date of the Partners Notice, the Executive notifies Langer Partners and the Board of Directors of Langer of his intention to sell up to the percentage of shares of Common Stock owned by the Executive equal to the Partners Percentage, which notice shall specify the exact number of shares to be sold (the “Sale Notice”), the Executive shall sell the number of shares specified in the Sale Notice within the 180 days after the date of the Partners Notice.

(e)           The certificates issued to represent the Executive’s shares of Common Stock will bear a legend referencing the restrictions set forth herein, and Langer shall from time to time give appropriate notices to its transfer agent to apply stop-orders to any stock certificates evidencing Common Stock owned by the Executive;  provided, however, that the failure of Langer or its transfer agent to apply such legends or apply such stop-orders shall not be construed as a waiver, modification or termination of the provisions hereof.

(f)            In addition to the restrictions on sales set forth herein, if Langer engages in a public offering of its securities during the term of this Agreement which includes Common Stock or securities convertible into Common Stock, the Executive shall be deemed to agree to any restrictions on sales to which a majority of the members of the Board of Directors agree in connection with such offering, and the Executive shall enter into such agreements or execute such other documents as may be necessary or advisable, in the opinion of the Board of Directors and/or the underwriter, if any, in such offering.”

Except as modified herein, Amended Extension Letter and the Agreement shall remain in full force and effect.

                Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Joseph P. Ciavarella, Vice President
and Chief Financial Officer

Agreed as set forth above

as of this ____ day of November, 2004:

Andrew H. Meyers

The undersigned hereby agrees to provide notice in accordance with Section 13(d)(i) of the Agreement as set forth in Section 6 of this letter:

Langer Partners, LLC

By:
Warren B. Kanders, Managing Member

Langer, Inc.

450 Commack Road

Deer Park, New York 11729

                                                                                                                                October 28, 2004

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement and Extension Letter — Fourth Amendment

Dear Mr. Meyers:

                We refer to (i) that certain letter agreement dated January 30, 2004, between Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”) and you (the “Extension Letter”), which amends that certain Executive Employment Agreement dated as of February 13, 2001 (the “Agreement,” which term, when used herein, includes such agreement as amended by the Extension Letter), between you and the Company, (ii) that certain letter agreement dated on or about May 28, 2004 (the “Second Amendment,”) which amended the Extension Letter, and (iii) that certain letter agreement dated on or about August 31, 2004 (the “Third Amendment”), which further amended the Extension Letter (as so amended, the “Amended Extension Letter”).

                The Amended Extension Letter is hereby further amended by changing the number “sixty(60)” to the number “thirty (30)”.

Except as modified herein, the Extension Letter shall remain in full force and effect.

                Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Joseph P. Ciavarella, Vice President and
Chief Financial Officer
Agreed as set forth above

as of this 31st day of October, 2004:

Andrew H. Meyers

[Letterhead of Langer, Inc.]

                                                                                                                                August 31, 2004

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement and Extension Letter — Third Amendment

Dear Mr. Meyers:

                We refer to (i) that certain letter agreement dated January 30, 2004, between Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”) and you (the “Extension Letter”), which amends that certain Executive Employment Agreement dated as of February 13, 2001 (the “Agreement,” which term, when used herein, includes such agreement as amended by the Extension Letter), between you and the Company, and (ii) that certain letter agreement dated on or about May 28, 2004 (the “Second Amendment, which amended the Extension Letter (as so amended, the “Amended Extension Letter”).

                The Amended Extension Letter is hereby further amended by changing (i) the date “September 30, 2004” therein to “October 31, 2004” and (ii) the number “ninety (90)” to the number “sixty(60)”.

Except as modified herein, the Extension Letter shall remain in full force and effect.

                Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Joseph P. Ciavarella, Vice President and
Chief Financial Officer
Agreed as set forth above

as of this 31st day of August, 2004:

Andrew H. Meyers

 [Letterhead of Langer, Inc.]

                                                                                                                                May 28, 2004

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement and Extension Letter — Second Amendment

Dear Mr. Meyers:

                We refer to (i) that certain letter agreement dated January 30, 2004, between Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”) and you (the “Extension Letter”), which amends that certain Executive Employment Agreement dated as of February 13, 2001 (the “Agreement,” which term, when used herein, includes such agreement as amended by the Extension Letter), between you and the Company, and (ii) that certain letter agreement dated on or about March 30, 2004 (the “First Amendment”), which amended the Extension Letter (as so amended, the “Amended Extension Letter”).

                The Amended Extension Letter is hereby further amended by changing the date “June 30, 2004” therein to “September 30, 2004”.

Except as modified herein and by the First Amendment , the Extension Letter shall remain in full force and effect.

                Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Joseph P. Ciavarella, Vice President and
Chief Financial Officer
Agreed as set forth above

as of this ___ day of May, 2004:

Andrew H. Meyers

 [Letterhead of Langer, Inc.]

                                                                                                                                March 30, 2004

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement and Extension Letter

Dear Mr. Meyers:

                We refer to that certain letter agreement dated January 30, 2004, between Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”) and you (the “Extension Letter”), which amends that certain Executive Employment Agreement dated as of February 13, 2001 (the “Agreement,” which term, when used herein, includes such agreement as amended by the Extension Letter), between you and the Company.

                The Extension Letter is hereby amended by changing the number “sixty (60)” therein to “thirty (30) “, and by changing the date “May 31, 2004” therein to “June 30, 2004”.

Except as modified herein, the Extension Letter shall remain in full force and effect.

                Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Joseph P. Ciavarella, Vice President and
Chief Financial Officer
Agreed as set forth above

as of this ___ day of March, 2004:

Andrew H. Meyers

[Letterhead of Langer, Inc.]

                                                                                                                                January 30, 2004

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement

Dear Mr. Meyers:

                We refer to the Executive Employment Agreement (the “Agreement”) dated as of February 13, 2001, between you and Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”), as amended by that certain letter agreement dated December 1, 2003, between the Company and Mr. Meyers (the “Extension Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

                Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

                “2.           Term

                “The term of the Executive’s employment under this Agreement shall commence on the date hereof and shall continue through May 31, 2004 (the “Initial Term” or “Term”), unless earlier terminated as hereinafter provided. The Executive’s employment shall continue for one year periods after the Initial Term on a calendar year basis (each an “Additional Term”) unless either the Executive or Langer gives written notice to the other not later than sixty (60) days prior to the expiration of the Initial Term or not later than ninety (90) days prior to the expiration of any Additional Term, as the case may be, of the decision not to extend the Executive’s employment.  If this Agreement is extended beyond the Initial Term, the first Additional Term thereafter shall deemed to run from January 1, 2004 to December 31, 2004 and for all purposes hereunder shall be deemed a renewal, as of January 1, 2004.”

                In connection with the foregoing, if the parties enter into a new employment agreement in lieu of any Additional Term, the parties agree that such new agreement shall commence effective as of January 1, 2004.

This letter, when signed by both parties, shall supersede the Extension Letter.  Except as modified herein, the Agreement shall remain in full force and effect.

                Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Anthony J. Puglisi, Vice President and
Chief Financial Officer
Agreed as set forth above

as of this 30th day of January, 2004:

Andrew H. Meyers

[Letterhead of Langer, Inc.]

                                                                                                                                December 1, 2003

Mr. Andrew H. Meyers

31 The Birches

Roslyn Estates, N.Y. 11576

Re:  Employment Agreement dated as of February 13, 2001

Dear Mr. Meyers:

                We refer to the Executive Employment Agreement (the “Agreement”) dated as of February 13, 2001, between you and Langer, Inc., a Delaware corporation, which is the successor by merger to Langer, Inc., a New York corporation formerly known as “The Langer Biomechanical Group, Inc.” (the “Company”).  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

                Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

                “2.           Term

                The term of the Executive’s employment under this Agreement shall commence on the date hereof and shall continue through March 31 2004 (the “Initial Term”), unless earlier terminated as hereinafter provided. The Executive’s employment shall continue after the Initial Term on a year-to-year basis (each, an “Additional Term” and, together with the Initial Term, the “Term”) unless either the Executive or Langer gives written notice to the other not later than sixty (60) days prior to the expiration of the Initial Term or not later than ninety (90) days prior to any Additional Term, as the case may be, of the decision not to extend the Executive’s employment.”

Except as modified herein, the Agreement shall remain in full force and effect.

Please confirm you agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Yours very truly,
Langer, Inc.

By:
Anthony J. Puglisi, Vice President and
Chief Financial Officer
Agreed as set forth above

this 30th day of November, 2003:

Andrew H. Meyers